                                                                    Exhibit 10.8

                                                                  CONFORMED COPY


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                              COLLATERAL AGREEMENT


                                     made by




                               STYLECLICK.COM INC.


                                   in favor of


                               USA NETWORKS, INC.




                          Dated as of January 24, 2000





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                                TABLE OF CONTENTS

                                                                          PAGE #


SECTION 1.

      DEFINED TERMS............................................................1
      1.1  Definitions.........................................................1
      1.2  Other Definitional Provisions.......................................4

SECTION 2.

      GRANT OF SECURITY INTEREST...............................................5

SECTION 3.

      REPRESENTATIONS AND WARRANTIES...........................................5
      3.1  Title; No Other Liens...............................................6
      3.2  Perfected First Priority Liens......................................6
      3.3  Chief Executive Office..............................................6
      3.4  Inventory and Equipment.............................................6
      3.5  Farm Products.......................................................6
      3.6  Pledged Securities..................................................6
      3.7  Receivables.........................................................7
      3.8  Intellectual Property...............................................7

SECTION 4

      COVENANTS................................................................7
      4.1  Delivery of Instruments and Chattel Paper...........................8
      4.2  Maintenance of Insurance............................................8
      4.3  Payment of Obligations..............................................8
      4.4  Maintenance of Perfected Security Interest; Further Documentation...8
      4.5  Changes in Locations, Name, etc.....................................9
      4.6  Notices.............................................................9
      4.7  Pledged Securities..................................................9
      4.8  Receivables........................................................10
      4.9  Intellectual Property..............................................11

SECTION 5.

      REMEDIAL PROVISIONS.....................................................12
      5.1  Certain Matters Relating to Receivables............................12
      5.2  Communications with Obligors; Grantor Remains Liable...............13


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      5.3  Pledged Stock......................................................13
      5.4  Proceeds to be Turned Over to Lender...............................14
      5.5  Application of Proceeds............................................15
      5.6  Code and Other Remedies............................................15
      5.7  Registration Rights................................................16
      5.8  Waiver; Deficiency.................................................17

SECTION 6.

      THE LENDER..............................................................17
      6.1  Lender's Appointment as Attorney-in-Fact, etc......................17
      6.2  Duty of Lender.....................................................19
      6.3  Execution of Financing Statements..................................19

SECTION 7.

      MISCELLANEOUS...........................................................20
      7.1  Amendments in Writing..............................................20
      7.2  Notices............................................................20
      7.3  No Waiver by Course of Conduct; Cumulative Remedies................20
      7.4  Successors and Assigns.............................................20
      7.5  Counterparts.......................................................20
      7.6  Severability.......................................................20
      7.7  Section Headings...................................................21
      7.8  Integration........................................................21
      7.9  GOVERNING LAW......................................................21
      7.10 Submission To Jurisdiction; Waivers................................21
      7.11 Acknowledgments....................................................22
      7.12 WAIVER OF JURY TRIAL...............................................22
      7.13 Releases...........................................................22


SCHEDULES

1     -    Description of Pledged Securities
2     -    Filings and Other Actions Required to Perfect Security Interests
3     -    Location of Inventory and Equipment
4     -    Intellectual Property


ATTACHMENTS

A     -    Copyrights and Copyright Licenses
B     -    Patents and Patent Licenses
C     -    Trademarks and Trademark Licenses

                              COLLATERAL AGREEMENT


         COLLATERAL AGREEMENT, dated as of January 24, 2000, made by STYLECLICK.COM INC. (the "GRANTOR"), in favor of USA NETWORKS, INC. (the "LENDER") under the Credit Agreement, dated as of January 24, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between the Grantor and the Lender.


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make the Loan to the Grantor upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan to the Grantor under the Credit Agreement that the Grantor shall have executed and delivered this Agreement to the Lender;

         NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make the Loan to the Grantor thereunder, the Grantor hereby agrees with the Lender, as follows:

                                   SECTION 1.

                                  DEFINED TERMS

         1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, Inventory and Investment Property.

                  (b) The following terms shall have the following meanings:

         "AGREEMENT": this Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "COLLATERAL": as defined in Section 2.

         "COLLATERAL ACCOUNT": any collateral account established by the Lender as provided in Section 5.1 or 5.4.

         "COPYRIGHT LICENSES": any written agreement naming the Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE
4), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

         "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 4), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

         "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to the Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Grantor is a party or under which the Grantor has any right, title or interest or to which the Grantor or any property of the Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising thereunder and (iii) all rights of the Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by the Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate the Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

         "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

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                                                                               3

         "ISSUERS": the collective reference to each issuer of a Pledged
Security.

         "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loan and all other obligations and liabilities of the Grantor (including, without limitation, interest accruing at the rate provided in the Credit Agreement after the maturity of the Loan and interest accruing at the rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement or the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Grantor pursuant to the terms of any of the foregoing agreements).

         "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to the Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 4.

         "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 4, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 4, and (iii) all rights to obtain any reissues or extensions of the foregoing.

         "PLEDGED NOTES": all promissory notes listed on SCHEDULE 1 and all other promissory notes issued to or held by the Grantor.

         "PLEDGED SECURITIES": the collective reference to the Pledged Notes and the Pledged Stock.

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 1, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, the Grantor while this Agreement is in effect.

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                                                                               4


         "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

         "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

         "SECURITIES ACT": the Securities Act of 1933, as amended.

         "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to the Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 4.

         "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 4, and (ii) the right to obtain all renewals thereof.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Grantor, shall refer to the Grantor's Collateral or the relevant part thereof.

                                   SECTION 2.

                           GRANT OF SECURITY INTEREST

         The Grantor hereby assigns and transfers to the Lender and hereby grants to the Lender, a security interest in, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Grantor's Obligations:

                  (a) all Accounts;

                  (b) all Chattel Paper;

                  (c) all Documents;

                  (d) all Equipment;

                  (e) all General Intangibles;

                  (f) all Instruments;

                  (g) all Intellectual Property;

                  (h) all Inventory;

                  (i) all Investment Property including all Pledged Securities;

                  (j) all books and records pertaining to the Collateral; and

                  (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


                                   SECTION 3.

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into the Credit Agreement and to induce the Lender to make the Loan to the Grantor thereunder, the Grantor hereby represents and warrants to the Lender that:

         3.1 TITLE; NO OTHER LIENS. Except for the security interest granted to the Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, the Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender, pursuant to this Agreement or as are permitted by the Credit Agreement.

         3.2 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) constitute valid perfected security interests in all of the Collateral in favor of the Lender, as collateral security for the Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of the Grantor and any Persons purporting to purchase any Collateral from the Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof, PROVIDED, HOWEVER, no representation or covenant to perfect is made, with respect to clause (a) above, with respect to Collateral comprised of Intellectual Property unless and to the extent such Collateral is registered with the United States Copyright Office or the United States Patent and Trademark Office, as applicable.

         3.3 CHIEF EXECUTIVE OFFICE. On the date hereof, the Grantor's jurisdiction of organization is California and the location of the Grantor's chief executive office is 3861 Sepulveda Boulevard, Culver City, California.

         3.4 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on SCHEDULE 3.

         3.5 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         3.6 PLEDGED SECURITIES. (a) The shares of Pledged Stock pledged by the Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by the Grantor.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (d) The Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

         3.7 RECEIVABLES. (a) No amount payable to the Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

                  (b) None of the obligors on any Receivables is a Governmental Authority.

                  (c) The amounts represented by the Grantor to the Lender from time to time as owing to the Grantor in respect of the Receivables will at such times be accurate in all material respects taking into account the Grantor's reserves established therefor.

         3.8 INTELLECTUAL PROPERTY. (a) SCHEDULE 4 lists all registered Trademarks and Patents owned by the Grantor in its own name on the date hereof. Such SCHEDULE 4 indicates such registered Trademarks and Patents which, as of the date hereof and in the judgment of the Grantor, are material.

                  (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

                  (c) Except as set forth in SCHEDULE 4, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Grantor is the licensor or franchisor.

                  (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

                  (e) No action or proceeding is pending, or, to the knowledge of the Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or the Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.


                                   SECTION 4.

                                    COVENANTS

         The Grantor covenants and agrees with the Lender that, from and after the date of this Agreement until the Obligations shall have been paid in full and the

Commitment shall have terminated:

         4.1 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

         4.2 MAINTENANCE OF INSURANCE. (a) The Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender and (ii) insuring the Grantor and the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender.

                  (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as insured party or loss payee, (iii) include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Lender.

                  (c) The Grantor shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance as the Lender may from time to time reasonably request, PROVIDED, HOWEVER, that the Lender shall make not more than one such request during each calendar year.

         4.3 PAYMENT OF OBLIGATIONS. The Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         4.4 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Except as provided in Section 3.2, the Grantor shall maintain the security interests created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) The Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

         4.5 CHANGES IN LOCATIONS, NAME, ETC. The Grantor will not, except upon 30 days' prior written notice to the Lender and delivery to the Lender of (a) all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 3 showing any additional location at which Inventory or Equipment shall be kept:

                  (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 3;

                  (ii) change the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

                  (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.

         4.6 NOTICES. The Grantor will advise the Lender promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         4.7 PLEDGED SECURITIES. (a) If the Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Grantor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Grantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by the Grantor, the Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Grantor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Lender, the Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Grantor or the Lender to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

         4.8 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice, the Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) The Grantor will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

         4.9 INTELLECTUAL PROPERTY. (a) The Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark,
(iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (b) The Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                  (c) The Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. The Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (d) The Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (e) The Grantor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Grantor's ownership of, or the validity of, any material Intellectual Property or the Grantor's right to register the same or to own and maintain the same.

                  (f) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

                  (g) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Grantor shall (i) take such actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                                   SECTION 5.

                               REMEDIAL PROVISIONS

         5.1 CERTAIN MATTERS RELATING TO RECEIVABLES. (a) The Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time, upon the Lender's request and at the expense of the relevant Grantor, the Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                  (b) The Lender hereby authorizes the Grantor to collect the Grantor's Receivables, subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of

Receivables, when collected by the Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly indorsed by the Grantor to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in Section 5.5, and (ii) until so turned over, shall be held by the Grantor in trust for the Lender, segregated from other funds of the Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  (c) At the Lender's request, the Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         5.2 COMMUNICATIONS WITH OBLIGORS; GRANTOR REMAINS LIABLE. (a) The Lender in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables.

                  (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

                  (c) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         5.3 PLEDGED STOCK. (a) Notwithstanding the provisions of Section 4.7, unless an Event of Default, shall have occurred and be continuing and the Lender shall have given notice to the relevant Grantor of the Lender's intent to exercise its corresponding rights pursuant to Section 6.3(b), the Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                  (b) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the Grantor provided that in the case of an Event described in Section 7(f) of the Credit Agreement with respect to the Grantor, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Pledged Securities may, at the Lender's option, be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise
(x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Grantor or the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) The Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by the Grantor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Grantor, and the Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Lender.

         5.4 PROCEEDS TO BE TURNED OVER TO LENDER. In addition to the rights of the Lender specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Lender, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Lender in the exact form received by the Grantor (duly indorsed by the Grantor to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Lender in a Collateral Account (or by the Grantor in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

         5.5 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Grantor and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Lender to the Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitment shall have terminated shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

         5.6 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived and released. The Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Lender account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         5.7 REGISTRATION RIGHTS. (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.6, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, to the extent that the Grantor holds a registration right enabling it to do so, the Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. To the extent that the Grantor holds a registration right enabling it to do so, the Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) The Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable Requirements of Law. The Grantor further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Lender, that the Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         5.8 WAIVER; DEFICIENCY. To the fullest extent permitted by applicable law, the Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.


                                   SECTION 6.

                                   THE LENDER

         6.1 LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) The Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Lender the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following:

                  (i) in the name of the Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence its security interest in such Intellectual Property and the goodwill and general intangibles of the Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
         Section 5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (vi) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (vii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (viii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (ix) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (x) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (xi) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (xii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

         Anything in this Section 6.1(a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If the Grantor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Lender incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to 9.5% from the date of payment by the Lender to the date reimbursed by the relevant Grantor, shall be payable by the Grantor to the Lender on demand.

                  (d) The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         6.2 DUTY OF LENDER. To the fullest extent permitted by applicable law, the Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         6.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, the Grantor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Grantor in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                                   SECTION 7.

                                  MISCELLANEOUS

         7.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Lender, PROVIDED that any provision of this Agreement imposing obligations on the Grantor may be waived by the Lender in a written instrument executed by the Lender.

         7.2 NOTICES. All notices, requests and demands to or upon the Lender or the Grantor hereunder shall be effected in the manner provided for in subsection
7.2 of the Credit Agreement.

         7.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. The Lender shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Lender and its successors and assigns; PROVIDED that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

         7.5 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.6 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.7 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         7.8 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantor and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Grantor or the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         7.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         7.10 SUBMISSION TO JURISDICTION; WAIVERS. The Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address referred to in Section 7.2 or at such other address of which the Lender shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         7.11 ACKNOWLEDGMENTS. The Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                  (b) the Lender does not have any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantor, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby by the Lender or between the Grantor and the Lender.

         7.12 WAIVER OF JURY TRIAL. THE GRANTOR AND THE LENDER EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         7.13 RELEASES. (a) At such time as the Loans and the other Obligations shall have been paid in full, the Commitment has been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Lender shall deliver to the Grantor any Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by the Credit Agreement, then the Lender, at the request and sole expense of the Grantor, shall execute and deliver to the Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.


                                  STYLECLICK.COM INC.



                                  By: /s/ Barry Hall
                                      --------------------------------------
                                      Title: Chief Financial Officer


                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA  )
                       SS.:
COUNTY OF LOS ANGELES)

         On this 24th day of January, 2000, before me personally came Barry Hall, who being by me duly sworn, did depose and say that he is the CFO of Styleclick.com, Inc., the Corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation as the act and deed of said corporation.


                                      /s/ Brian L. Luce
                                      --------------------------------------
                                          Notary Public
                                          Comm. #1247992

                                                                      SCHEDULE 1




                        DESCRIPTION OF PLEDGED SECURITIES


PLEDGED STOCK:


                                                                                                          No. of
                   Issuer                         Class of Stock         Stock Certificate No.            Shares
-----------------------------------------     --------------------   ---------------------------    -----------------

NONE








PLEDGED NOTES:



                       Issuer                                    Payee                      Principal Amount
--------------------------------------------------    ------------------------    ---------------------------------

NONE


                                                                      SCHEDULE 2



                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         Uniform Commercial Code Filings
                         -------------------------------

Secretary of State of California
Secretary of State of New York                            New York County
Secretary of State of North Carolina                      Guilford County



                          Patent and Trademark Filings
                          ----------------------------

Filing in PTO for Patents and Trademarks
Filing in Copyright Office for Copyrights



                      Actions with Respect to Pledged Stock
                      -------------------------------------

                                      None


                                  Other Actions
                                  -------------

                                      None

                                                                      SCHEDULE 3


                       LOCATION OF INVENTORY AND EQUIPMENT



                                    Locations
                                    ---------

1.       3861 Sepulveda Boulevard, Culver City, CA 90230

2. 2136 Lotner Avenue, Los Angeles, CA 3. 4180 Mendenhall Oaks Parkway, Suite 120, High Point, NC 27265

4.       358 Fifth Avenue, New York, NY 10001

                                                                      SCHEDULE 4




                        COPYRIGHTS AND COPYRIGHT LICENSES

                                See Attachment A


                           PATENTS AND PATENT LICENSES

                                See Attachment B


                        TRADEMARKS AND TRADEMARK LICENSES

                                See Attachment C